Exhibit 10.2

Execution Version

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT, dated as of December 20, 2019 (this “Amendment”), to the Credit Agreement referenced below is by and among ELANCO ANIMAL HEALTH INCORPORATED, an Indiana corporation (the “Borrower”), the Lenders identified on the signature pages hereto and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, credit has been extended to the Borrower pursuant to the Term Loan Credit Agreement (as further amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of September 5, 2018, among the Borrower, the Lenders party thereto and the Administrative Agent; and

WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.             Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

Section 2.             Amendments.

(a)           Section 1.01 of the Credit Agreement is hereby amended by inserting in such Section the following definitions in the appropriate alphabetical order:

“Escrow Securities” means any Debt of the Borrower or any Subsidiary secured by a Lien described under Section 8.02(s).

(b)           The definition of “Consolidated Interest Charges” in Section 1.01 of the Credit Agreement is hereby amended by adding the clause “; provided, further, that there shall be excluded from Consolidated Interest Charges any interest, premium payments, debt discount, fees, charges and related expenses in connection with any Escrow Securities” after “4/3” and before the “.” of the definition.

(c)           The definition of “Consolidated Total Debt” in Section 1.01 of the Credit Agreement is hereby amended by adding the clause “; provided that there shall be excluded from Consolidated Total Debt the proceeds of any Escrow Securities” after “Liens” and before the “.” of the definition.

(d)           The definition of “Permitted Debt” in Section 1.01 of the Credit Agreement is hereby amended by (i) adding the clause “, (viii) Debt with respect to any Escrow Securities and any Guarantee thereof and (ix)” after “funds” and before the “and (viii)” of the definition and (ii) deleting “and (viii)”.

(e)           Section 8.02 of the Credit Agreement is hereby amended by deleting the last “and” in clause (q) and adding an “and” at the end of clause (r).

(f)           A new Section 8.02(s) is added to the end of Section 8.02 of the Credit Agreement to read as follows:

(s)        Liens on any amounts held by a trustee under any indenture or other debt agreement issued in escrow pursuant to customary escrow arrangements pending the release thereof, or under any indenture or other debt agreement pursuant to customary discharge, redemption or defeasance provisions.

(g)           Section 8.05 of the Credit Agreement is hereby adding “and Section 8.02(s)” at the end of the first parenthetical.

Section 3.               Conditions Precedent. The amendments set forth in Section 2 of this Amendment shall only become effective on the date (the “First Amendment Effective Date”) when each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a)           receipt by the Administrative Agent (or its counsel) from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or other electronic communication) of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment; and

(b)           the Borrower shall have paid (or caused to be paid) all reasonable and documented accrued fees and expenses of the Administrative Agent (including the reasonable and documented fees and expenses of counsel to the Administrative Agent).

Section 4.              Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

Section 5.              Reaffirmation of Representations and Warranties; No Default. The Borrower represents and warrants to the Administrative Agent and each Lender that, immediately after giving effect to this Amendment, (a) the representations and warranties of the Borrower contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects (or, to the extent such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects as drafted) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, if such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects as drafted) as of such earlier date and (b) no Default exists.

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Section 6.             Reaffirmation of Obligations. The Borrower (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s obligations under the Loan Documents.

Section 7.             No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

Section 8.             Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed by an officer of the Borrower and by the Required Lenders.

Section 9.             Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Signatures begin on the following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ELANCO ANIMAL HEALTH INCORPORATED, a Delaware limited liability company, as Borrower

By:	/s/ Jeffrey N. Simmons
	Name:	Jeffrey N. Simmons
	Title:	President and Chief Executive Officer

[Signature Page to First Amendment to Term Loan Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Joseph McShane
	Name:	Joseph McShane
	Title:	Vice President

[Signature Page to First Amendment to Term Loan Credit Agreement]

AGCHOICE FARM CREDIT, as Lender

By:	/s/ William Frailey
	Name:	William Frailey
	Title:	Assistant Vice President

[Signature Page to First Amendment to Term Loan Credit Agreement]

AgCountry Farm Credit Services, FLCA (fka FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA), as Lender

By:	/s/ Erik Knight
	Name:	Erik Knight
	Title:	Assistant Vice President

[Signature Page to First Amendment to Term Loan Credit Agreement]

Farm Credit Services of America, PCA, as Lender

By:	/s/ Curt A. Brown
	Name:	Curt A. Brown
	Title:	Vice President

[Signature Page to First Amendment to Term Loan Credit Agreement]

AGFIRST FARM CREDIT BANK, as Lender

By:	/s/ Matthew H. Jeffords
	Name:	Matthew H. Jeffords
	Title:	Vice President

[Signature Page to First Amendment to Term Loan Credit Agreement]

Associated Bank, N.A., as Lender

By:	/s/ Thomas Schlehubar
	Name:	Thomas Schlehuber
	Title:	Senior Vice President

[Signature Page to First Amendment to Term Loan Credit Agreement]

Banco de Credit e Inversiones SA – Miami Branch, as Lender

By:	/s/ Juan Segundo
	Name:	Juan Segundo
	Title:	MSVP – Head of Corporate

By:	/s/ Ana C. Escudero
	Name:	Ana C. Escudero
	Title:	MSVP, Head of Risk Management

[Signature Page to First Amendment to Term Loan Credit Agreement]

BNP PARIBAS, as Lender

By:	/s/ Michael Pearce
	Name:	Michael Pearce
	Title:	Managing Director

By:	/s/ John Bosco
	Name:	John Bosco
	Title:	Managing Director

[Signature Page to First Amendment to Term Loan Credit Agreement]

Farm Credit Bank of Texas, as Lender

By:	/s/ Alan Robinson
	Name:	Alan Robinson
	Title:	Vice President

[Signature Page to First Amendment to Term Loan Credit Agreement]

U.S. Bank National Association, as Lender

By:	/s/ Joseph M. Schnorr
	Name:	Joseph M. Schnorr
	Title:	Senior Vice President

[Signature Page to First Amendment to Term Loan Credit Agreement]

TD Bank, N.A., as Lender

By:	/s/ Shivani Agarwal
	Name:	Shivani Agarwal
	Title:	Senior Vice President

[Signature Page to First Amendment to Term Loan Credit Agreement]

Citibank N.A., as Lender

By:	/s/ Pranjal Gambhir
	Name:	Pranjal Gambhir
	Title:	Vice President

[Signature Page to First Amendment to Term Loan Credit Agreement]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Darren Merten
	Name:	Darren Merten
	Title:	Vice President

[Signature Page to First Amendment to Term Loan Credit Agreement]

Farm Credit Mid-America, PCA, as Lender

By:	/s/ Tim J. Fraley
	Name:	Tim J. Fraley
	Title:	Senior Credit Officer Capital Markets

[Signature Page to First Amendment to Term Loan Credit Agreement]

GreenStone Farm Credit Services, ACA, as Lender

By:	/s/ Bradley K. Hibbert
	Name:	Bradley K. Hibbert
	Title:	VP of Capital Markets

[Signature Page to First Amendment to Term Loan Credit Agreement]

Compeer Financial PCA, as Lender

By:	/s/ Daniel J. Best
	Name:	Daniel J. Best
	Title:	Director, Capital Markets

[Signature Page to First Amendment to Term Loan Credit Agreement]